UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES AND EXCHANGE ACT OF 1934


                              April 11, 1997
                             (Date of Report)


                       BUCYRUS INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)


     Delaware               1-871                39-0188050
  (State or other     (Commission File          (IRS Employer
  jurisdiction of          Number)               ID Number)
  incorporation)



                              P. O. Box 500
                          1100 Milwaukee Avenue
                     South Milwaukee, Wisconsin 53172
                 (Address of principal executive offices)


                              (414) 768-4000
           (Registrant's telephone number, including area code)

 Item 5.  Other Events

    On April 8, 1997, Bucyrus International, Inc. ("Registrant") and Global Industrial Technologies Inc. issued a press release announcing that the Registrant and Global Industrial Technologies Inc. have entered into a letter of intent relating to the acquisition by the Registrant of the assets of The Marion Power Shovel Company from Global Industrial Technologies Inc. A copy of said press release is filed as an exhibit to this report and is incorporated herein by reference.


 Item 7. Financial Statements and Exhibits

         (c)  Exhibits:

              99.1 Press Release, dated April 8, 1997, issued by Bucyrus
                    International, Inc. and Global Industrial Technologies Inc. announcing a letter of intent relating to the proposed acquisition by Bucyrus International, Inc. of the assets of The Marion Power Shovel Company from Global Industrial Technologies Inc.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BUCYRUS INTERNATIONAL, INC.
                               (Registrant)



                        By:    /s/C. R. Mackus
                        Name:  C. R. Mackus
                        Title: Secretary and Controller


 Date:  April 11, 1997

                       BUCYRUS INTERNATIONAL, INC.
                              EXHIBIT INDEX
                                    TO
                        CURRENT REPORT ON FORM 8-K



                                        Incorporated
  Exhibit                                 Herein By      Filed
  Number   Description                    Reference    Herewith

   99.1    Press Release, dated April 8,                   X
           1997, issued by Bucyrus
           International, Inc. and Global
           Industrial Technologies Inc.
           announcing a letter of intent
           relating to the proposed
           acquisition by Bucyrus
           International, Inc. of the
           assets of The Marion Power
           Shovel Company from Global
           Industrial Technologies Inc.